Supplement dated November 1, 1998 to the
                        Prospectus for the Pilgrim Funds
                             Dated November 1, 1998

         The Board of Directors of the Funds has approved a change in the name of each Fund (except Pilgrim Government Securities Income Fund), to be effective on November 16, 1998. The Prospectus for the Funds dated November 1, 1998 reflects the new names of each Fund effective on November 16, 1998. The following table shows the name of each Fund as in effect prior to November 16, 1998, and the new names which will become effective on November 16, 1998:


Name Prior to November 16, 1998                                Name Effective on November 16, 1998

Pilgrim America MagnaCap Fund                                  Pilgrim MagnaCap Fund
Pilgrim America Masters LargeCap Value Fund                    Pilgrim LargeCap Leaders Fund
Pilgrim America Masters MidCap Value Fund                      Pilgrim MidCap Value Fund
Pilgrim America Bank and Thrift Fund                           Pilgrim Bank and Thrift Fund
Pilgrim America Masters Asia-Pacific Equity Fund               Pilgrim Asia-Pacific Equity Fund
Pilgrim America High Yield Fund                                Pilgrim High Yield Fund
Pilgrim Government Securities Income Fund                      Pilgrim Government Securities Income Fund

         Each Fund listed above is a series of a registered investment company. The Board of Directors has also approved a change to the name of each such investment company, also to be effective on November 16, 1998. On that date, the name of Pilgrim America Masters Series, Inc. becomes Pilgrim Advisory Funds, Inc., the name of Pilgrim America Investment Funds, Inc. becomes Pilgrim Investment Funds, Inc., and the name of Pilgrim America Bank and Thrift Fund, Inc. becomes Pilgrim Bank and Thrift Fund, Inc. The Prospectus reflects the names of each investment company as they will become effective on November 16, 1998.